UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2008

KAISER VENTURES LLC

(Exact name of registrant as specified in its charter)

DELAWARE	000-33433	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3633 Inland Empire Blvd., Suite 480, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On September 18, 2008, Kaiser Ventures LLC (“Kaiser”) announced in a press release that the U.S. District Court for the Central District of California ruled in favor of military training and other activities that were conducted at Kaiser’s Eagle Mountain site. The court decision denied challenges by long-standing Eagle Mountain landfill project opponents, ruling that the activities did not violate the court’s prior order concerning the completed land exchange between Kaiser Eagle Mountain, LLC and the U.S. Bureau of Land Management.

A copy of Kaiser’s press release announcing the court decision is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

99.1	Press Release of Kaiser Ventures LLC dated September 18, 2008, announcing decision of the U.S. District Court for the Central District of California. *

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER VENTURES LLC
(Registrant)

Date: September 18, 2008	/s/ Terry L. Cook
(Signature)*

Terry L. Cook
Executive Vice President – General Counsel

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